SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   ICOA, INC.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                                        87-0403239
--------------------------                           --------------
(State of Incorporation                            (I.R.S. Employer
or Organization)                                   Identification No.)


111 Airport Road, Warwick, RI                            02889
--------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

If this Form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|


Securities  Act  registration  statement file number to which this form relates:
333-51028
---------

Securities to be registered pursuant to Section 12(b) of the Act: None.

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.0001 Par Value
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered.

           Information required by this Item 1 relating to the Registrant's Common Stock, is incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-51028) (the "Registration Statement"), which was filed with the Securities and Exchange Commission on November 30, 2000, under the section captioned "Description of Securities," on page 32 of the prospectus contained therein.

Item 2.    Exhibits.

The following exhibits are filed as part of this Registration Statement:

      Number                        Description of Exhibit
      ------                        ----------------------

       3.1 (1)    Articles of Incorporation of ICOA, Inc.

       3.2 (1) Articles of Amendment to the Articles of Incorporation of ICOA, Inc., dated March 14, 1985

       3.3 (1) Articles of Amendment to the Articles of Incorporation of ICOA, Inc., dated August 25, 2000

       3.4 (1)    By-laws of ICOA, Inc., as amended

       4.1 (1)    Specimen Certificate of the Company's common stock

----------------
(1) Incorporated by reference to Exhibits of the same number to our Registration Statement on Form SB-2, File No. 333-51028, including any amendments thereto.





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


SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        ICOA, INC.


Date: April 5, 2001                     By:  /s/ George Strouthopoulos
                                           ---------------------------
                                           Name:  George Strouthopoulos
                                           Title: Chief Executive Officer and
                                                  President










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